Business developments	6 Months Ended
Jun. 30, 2014
Business developments
3 Business developments

> Refer to “Note 4 – Discontinued operations” for information on business divestitures in 6M14.

In April 2014, the Bank entered into an agreement with the current head of Credit Suisse Hedging-Griffo Asset Management pursuant to which he will be the controlling shareholder of a new firm, Verde Asset Management, and the Bank will be a minority shareholder. The transaction is subject to customary closing conditions and the approval of the change of management to Verde Asset Management by shareholders of the relevant funds managed by Credit Suisse Hedging-Griffo. The transaction is expected to close by year-end 2014.

In July 2014, the Bank entered into an agreement to sell Private Banking & Wealth Management’s local affluent and upper affluent business in Italy to Banca Generali S.p.A. The transaction also includes approximately 60 agents of Credit Suisse (Italy) S.p.A., with over EUR 2.0 billion of assets under management. The transaction is expected to close by November 2014, subject to customary closing conditions, including related to regulatory requirements and labor agreements.

In July 2014, the Bank announced that with respect to the global macro products business, it decided to exit its small commodities trading business. The Bank will also re-focus its foreign exchange business towards a combination of electronic trading and voice offering for larger and more complex trades and will further simplify its rates product offering to focus primarily on satisfying client liquidity needs in cash products and derivatives.